UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 8, 2016 (July 1, 2016)
KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Compensation and Governance Committee of the Board of Directors (the “Committee”) of Kimball International, Inc. (the “Company”), on July 1, 2016 approved the form of Annual Performance Share Award Agreement (the “Agreement”) to be used to grant annual performance shares to officers and other key leaders. Participants will earn from 0% to 200% of the target share award depending upon the annual return on capital for the Company as defined in the Agreement. To earn the maximum level for fiscal year 2017, the Company's annual return on capital as defined in the Agreement must improve significantly over fiscal year 2016. The Agreement also includes an expanded clawback provision. The Agreement is subject to the terms of the Amended and Restated 2003 Stock Option and Incentive Plan, pursuant to which the Company may grant a variety of stock incentive awards to participating employees of the Company. This summary is not intended to be complete and is qualified in its entirety by reference to the Agreement in Exhibit 10.1 of this Form 8-K and is incorporated herein by reference.
On July 1, 2016, pursuant to the Company's Amended and Restated 2003 Stock Option and Incentive Plan, the Compensation and Governance Committee granted named executive officers of the Company the following awards: Annual Performance Share Awards, Performance Unit Awards under the incentive plan measure known as relative total shareholder return (“RTSR”), and Restricted Share Unit (“RSU”) awards. The RTSR and RSU awards were granted under existing agreements. The awards are a key component of their total annual compensation package designed to link compensation to the Company's performance, align compensation with the interests of shareholders, and retain executive talent.

	Target Annual Performance Shares Awarded vesting on June 30, 2017	Target RTSR Performance Units Awarded vesting on June 30, 2019	RSUs Awarded vesting on June 30, 2019
Robert F. Schneider	27,530	25,144	27,297
Donald W. Van Winkle	19,431	7,615	14,813
Michelle R. Schroeder	7,297	4,598	4,874
Kevin D. McCoy	4,141	—	9,332
Michael S. Wagner	4,272	—	10,645

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit
Number	Description
10.1	Form of Fiscal Year 2017 Annual Performance Share Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer

Date: July 8, 2016

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Fiscal Year 2017 Annual Performance Share Award Agreement